Exhibit 99.2
Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward- looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; (ix) future terrorist attacks; (x) the outcome of the Securities and Exchange Commission's industry-wide investigation relating to the use of non-traditional insurance products, including finite risk reinsurance arrangements; and (xi) the outcome of industry-wide investigations being conducted by various insurance departments, attorneys- general and other authorities relating to the use of contingent commission arrangements. The Company does not intend to publicly update any forward looking statement, except as may be required by law.

AGENDA Third Quarter and YTD 2005 Financial Highlights Financial Results Segment Information Investment Portfolio Selected Operating Statistics Drivers of Future Growth 2005 Expectations Q&A

Third Quarter Highlights (in millions, except per share data) For the Three Months Ended September 30, For the Three Months Ended September 30, For the Three Months Ended September 30, 2005 2004 Change Gross Written Premiums $388.5 $367.4 5.7% Net Earned Premiums (1) $244.8 $187.8 30.4% Net Investment Income $17.0 $10.9 56.0% Net Income (Loss) (1) $35.1 $(2.1) After Tax Net Realized Investment Gain $0.7 $0.2 Loss & LAE Ratio 58.0% 78.7% Expense Ratio 27.6% 30.2% Combined Ratio 85.6% 108.9% Diluted Earnings (Loss) Per Share $1.43 $(0.09) After Tax Realized Investment Gain Per Share $0.03 $0.01 Weighted Average Shares & Share Equivalents Outstanding 24,458,842 23,363,180 Quota share reinsurance agreements were entered into effective April 1, 2003 and January 1, 2004 whereby $6.9 million and $26.7 million of net earned premium and $3.1 million and $8.8 million in loss and loss adjustment expenses were ceded, $3.9 million and $18.1 million in ceding commission was earned and diluted earnings per share were decreased by $0.01 and $0.05 during the third quarter of 2005 and 2004, respectively.

Third Quarter Highlights (in millions, except per share data) For the Three Months Ended September 30, For the Three Months Ended September 30, For the Three Months Ended September 30, 2005 2004 Net Operating Income (Loss) $34.4 $(2.3) A-T Realized Investment Gains $0.7 $0.2 Net Income (Loss) $35.1 $(2.1) Diluted Operating Earnings (Loss) Per Share $1.40 $(0.10) A-T Realized Investment Gains Per Share $0.03 $0.01 Diluted Earnings (Loss) Per Share $1.43 $(0.09) Net Loss and Loss Adjustment Expense Ratio 58.0% 78.7% Acquisition and Underwriting Expense Ratio 27.6% 30.2% Combined Ratio 85.6% 108.9%

Third Quarter Highlights (in millions, except share and per share data) September 30, 2005 December 31, 2004 % Increase Total Shareholders' Equity $787.1 $644.2 22.2% Book Value per Share $34.14 $28.92 18.0% Shares Outstanding 23,054,869 22,273,917 3.5%

2005 Events Financial results for the quarter ended September 30, 2005 included: Net Income (Loss) Diluted Earnings (Loss) Per Share As Reported $35.1 $1.43 Favorable Prior Year Loss Reserve Development $4.8 $0.20 2005 Net Hurricane Losses (including accelerated and reinstatement premium) ($12.0) ($0.49) Citizens Property Insurance Corporation Assessment (1) ($2.3) ($0.09) (in millions, except for share data) (1) This assessment may be recouped through future insurance policy surcharges to Florida insureds.

Third Quarter 2005 Select Catastrophe Information by Segment (in millions) Date of Event: Hurricane: 7/10/05 Dennis 8/25/05 & 8/29/05 Katrina 9/24/05 Rita 9/30/05 Total Gross Losses: Personal Lines $4.5 $2.5 $0.0 $7.0 Commercial Lines 0.0 10.0 10.0 20.0 Total $4.5 $12.5 $10.0 $27.0 Pre-Tax Net Losses: Personal Lines $3.5 $2.5 $0.0 $6.0 Commercial Lines 0.0 6.0 5.0 11.0 Total $3.5 $8.5 $5.0 $17.0 Pre-Tax Accelerated/Additional Reinsurance Expense: Personal Lines $0.4 Commercial Lines 1.0 Total $1.4

Year-to-Date Highlights (in millions, except per share data) For the Nine Months Ended September 30, For the Nine Months Ended September 30, For the Nine Months Ended September 30, 2005 2004 Change Gross Written Premiums $958.0 $900.2 6.4% Net Earned Premiums (1) $714.7 $548.8 30.2% Net Investment Income $45.8 $31.7 44.5% Net Income (1) $127.8 $51.3 149.0% After Tax Net Realized Investment Gain $7.9 $0.6 Loss & LAE Ratio 53.8% 64.0% Expense Ratio 26.5% 28.3% Combined Ratio 80.3% 92.3% Diluted Earnings Per Share $5.27 $2.21 138.5% After Tax Realized Investment Gain Per Share $0.33 $0.03 Weighted Average Shares & Share Equivalents Outstanding 24,255,851 23,241,016 Quota share reinsurance agreements were entered into effective April 1, 2003 and January 1, 2004 whereby $38.0 million and $97.8 million of net earned premium and $18.6 million and $46.9 million in loss and loss adjustment expenses were ceded, $18.9 million and $50.6 million in ceding commission was earned and diluted earnings per share were decreased by $0.05 and $0.17 during the nine months ended September 30, 2005 and 2004, respectively.

Year-to-Date Highlights (in millions, except per share data) For the Nine Months Ended September 30, For the Nine Months Ended September 30, For the Nine Months Ended September 30, 2005 2004 Change Net Operating Income $119.9 $50.7 136.5% A-T Realized Investment Gains $7.9 $0.6 Net Income $127.8 $51.3 149.1% Diluted Operating Earnings Per Share $4.94 $2.18 126.6% A-T Realized Investment Gains Per Share $0.33 $0.03 Diluted Earnings Per Share $5.27 $2.21 138.5% Net Loss and Loss Adjustment Expense Ratio 53.8% 64.0% Acquisition and Underwriting Expense Ratio 26.5% 28.3% Combined Ratio 80.3% 92.3%

Gross Written Premiums by Segment (in millions) For the Quarter For the Quarter For the Quarter Ended September 30, Ended September 30, Ended September 30, % 2005 2004 Increase (Decrease) Segment Commercial Lines $305.4 $289.0 5.7% Specialty Lines 55.5 49.4 12.4% Personal Lines 27.6 29.0 (4.8)% Total $388.5 $367.4 5.7%

Commercial Lines Segment 78.6% of 3rd Quarter 2005 GWP 75% 3 to 5 year growth potential 5.7% QOQ Growth Gross Written Premiums 1999 2000 2001 2002 2003 2004 QTD 9/30/04 QTD 9/30/05 Commercial Auto 89.4 81.6 85 71.7 76.1 119.7 36.5 8.1 Commercial Package 90 136.6 207.8 364.6 535.6 700.5 236.1 279.2 Specialty Property 21.6 21.3 23.2 36.7 50.6 53.8 16.4 18.1 $201.0 $239.5 $316.0 5 Year CAGR 20.0% 5 Year CAGR 50.7% 5 Year CAGR 6.0% (in millions) $874.0 $473.0 $662.3 $289.0 $305.4

Specialty Lines Segment 1999 2000 2001 2002 2003 2004 QTD 9/30/04 QTD 9/30/05 48.5 68.2 79.3 110.2 154.1 184.4 49.4 55.5 14.3% of 3rd Quarter 2005 GWP 75% 3 to 5 year growth potential 12.4% QOQ Growth CAGR 1999-2004 = 30.6% Gross Written Premiums (Professional Liability) (in millions)

Gross Written Premiums 1999 2000 2001 2002 2003 2004 QTD 9/30/04 QTD 9/30/05 Manufactured Housing 17.3 37.2 40.2 38.4 52.4 63.3 12.7 3 Flood 5.3 10 13.4 15.9 20.1 23.9 8.2 8.1 Homeowners 2.8 7 24.7 26.2 17.1 25.2 7.9 15.2 Dwelling/Fire 0.5 0.2 1.3 $54.2 $78.3 7.1% of 3rd Quarter 2005 GWP 50% 3 to 5 year growth potential 4.8% QOQ decrease Personal Lines $25.4 5 year CAGR 55.2% 5 year CAGR 35.2% 5 year CAGR 29.6% (in millions) $80.5 $89.6 $112.9 $0.5 $29.0 $27.6

Corp. Bonds 13.1 Common Stock 8.2 All Other 1.1 Cash Equivalents 2.8 Municpal Bonds 40.2 CMO 9.9 MBS 14.7 Other Structured Securities 6 Agency Bonds 4 High Quality Investment Portfolio Corporate Bonds Common Stock Cash Equivalents Municipal Bonds As of September 30, 2005 Portfolio market value - $1,886.9mm Fixed income securities Average quality AAA Portfolio duration 4.1 years 4.8% taxable equivalent yield Quality long-term growth stocks 2.8% 6.0% 40.2% 8.2% All Other 1.1% 4.0% Agency Bonds 13.1% MBS 9.9% 14.7% CMO Other Structured Securities

Net Investment Income 1999 2000 2001 2002 2003 2004 QTD 9/30/04 QTD 9/30/05 20.7 25.8 32.4 37.5 38.8 43.5 10.9 17 (in millions) 5 Year CAGR: 16.0% Effective Tax Rate 25.7% 27.0% 30.1% 28.3% 23.4% 20.2% 20.1% 21.2%

Selected Operating Statistics Operating Statistics Renewal Retention (Quoted) Commercial Lines - 94.3% Specialty Lines - 86.9% Personal Lines - 92.2% Rate Increases Commercial Lines - (-1.1%) (Q/Q); 0.0% (Y/Y) Specialty Lines - 0.8% (Q/Q) ; 2.1% (Y/Y) Personal Lines - 20.1% (Q/Q) ; 17.3% (Y/Y) New Business Growth (Count), excluding Personal Lines YTD: 04 - 21,707 YTD: 05 - 24,000 10.6% increase

Selected Operating Statistics Preferred Agents Total Count - 146 Total GWP Growth - $38.1 million (Y/Y); 16.1% increase Renewal Retention (Quoted) - 86.5% New Business 2005 - $49.3 million GWP; 42.4% increase Employee Statistics Total Employee Count - 1,107 Total GWP Per Employee - $1.1 million Turnover (YOY) - 14.3%

Drivers of Future Growth National presence - 38 offices / Mixed marketing New product offerings -Sports & Fitness Niche Disruption in the industry Regulatory Actions ? Rating downgrades Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 15% premium growth

2005 Expectations 2005 Operating EPS Range: $6.75 - $6.80 (excluding any losses from Hurricane Wilma) Organic Growth - approximating 10% Combined Ratio - approximating 80% Renewal retention levels in excess of 90% Unchanged investment environment Increased competition

Philadelphia Consolidated Holding Corp. Founded 1962